                              PAULSON CAPITAL CORP.


                                  May 11, 2001



Dear Stockholder:

         The 2001 Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204 in the third-floor conference room on Tuesday, June 12, 2001 at 2:00 p.m. (PDT).

         The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

         As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

         We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

         On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.


                                                     Sincerely,


                                                     Chester L.F. Paulson
                                                     Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 12, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon in the third-floor conference room on Tuesday, June 12, 2001 at 2:00 p.m. (PDT) for the following purposes:

         1.  To elect six Directors whose term of office will expire in 2002.

         2. To transact any other business that properly comes before the Annual Meeting and any adjournments thereof.

         Holders of Common Stock of record as of the close of business on May 11, 2001 are entitled to receive notice of and vote at the Annual Meeting.

         It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person.


                                      By order of the Board of Directors


                                      Jacqueline M. Paulson
                                      Secretary

Portland, Oregon
May 11, 2001

                              PAULSON CAPITAL CORP.
                              811 SW NAITO PARKWAY
                             PORTLAND, OREGON 97204

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 12, 2001


         This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the stockholders of Paulson Capital Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the third-floor conference room of the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon on Tuesday, June 12, 2001 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are being mailed on or about May 11, 2001 to holders of record on May 11, 2001 of the Company's Common Stock.

         A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder or, if no instructions are indicated, will be voted FOR the slate of directors.

         All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company and its subsidiary by telephone, telegraph, telex, fax, in person or otherwise without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by such persons and will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

                                   THE COMPANY


         The Company, which was incorporated under the laws of the state of Oregon in 1970, is a holding company which, through its wholly owned subsidiary, Paulson Investment Company, Inc. ("PIC"), engages in a full service brokerage business, including the purchase and sale of securities from and to the public and for its own account and in investment banking activities.


                                VOTING SECURITIES


         Holders of record at the close of business on May 11, 2001 of the Company's Common Stock, no par value, ("Common Stock") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. The Company's Articles of Incorporation do not provide for cumulative voting.

         On March 31, 2001, 3,276,866 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of these shares constitutes a quorum.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5 percent of the Company's outstanding Common Stock as of March 31, 2001, and sets forth the number of shares of Common Stock beneficially owned by each director of the Company and by all directors of the Company and executive officers of the Company or PIC as a group:


 NAME AND ADDRESS OF BENEFICIAL              RELATIONSHIP TO COMPANY                SHARES         PERCENT
              OWNER                                                              BENEFICIALLY      OF CLASS
                                                                                  OWNED (1)


Chester L.F. and Jacqueline M.       President and Chairman of the Board of       1,559,443       46.9%
Paulson, as joint tenants (2)        Directors of the Company, officer and
                                     director of PIC (Mr. Paulson);
                                     Secretary-Treasurer and Director of
                                     the Company and officer and director
                                     of PIC (Mrs. Paulson)

Glen Davis                           Officer and director of PIC                     21,843        0.7%

Shannon P. Pratt                     Director                                         2,627        0.1%

Paul Shoen                           Director                                        17,627        0.5%

Johan Westergaard                    Director                                         2,000        0.1%

Steven Kleemann                      Shareholder                                    369,900       10.4

All Directors and Executive                                                       1,603,540       48.2%
Officers as a group (6 persons)



---------------------------------------

(1) "Shares beneficially owned" and "Percent of Class" include vested options issued under the Company's 1999 Stock Option Plan exercisable within 60 days of March 31, 2001. Chester and Jacqueline Paulson each have options to purchase 14,000 shares, each own 30,000 shares in their individual retirement accounts, and the balance of their shares indicated in the table are held in the name of Paulson Family LLC. Mr. Davis owns 14,842 shares and has options to purchase 14,000 additional shares. Mr. Shoen owns 15,627 shares and has options to purchase 2,000 additional shares. Dr. Pratt owns 627 shares and each of Dr. Pratt and Mr. Westergaard has options to purchase 2,000 additional shares.

(2)  Address is 811 SW Naito Parkway, Suite 200, Portland, OR 97204

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation for services in all capacities to the Company and its subsidiary for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were, at December 31, 2000, the Chief Executive Officer of the Company and the only other executive officers of the Company whose total annual compensation exceeded $100,000 in 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                            LONG TERM                  ALL OTHER
                                                     ANNUAL                                COMPENSATION              COMPENSATION
                                                  COMPENSATION                        ---------------------          -------------
 Name and Principal Position          -----------------------------------------       Securities Underlying
                                      Year      $ Salary (1)        $ Bonus (2)         Options (# Shares)              $ (3)
----------------------------------------------------------------------------------------------------------------------------------


Chester L.F. Paulson,                  2000            1,040,857          45,000                        --            2,788,206
President                              1999              351,621         175,000                    14,000               30,000
                                       1998              226,011           1,667                        --                1,500

Glen Davis, President of PIC           2000              482,377          45,000                        --               14,056
                                       1999              320,512         125,000                    14,000               30,000
                                       1998              239,318           1,667                        --                1,500

Jacqueline M. Paulson,                 2000               25,301          40,000                        --                8,908
Secretary-Treasurer                    1999               49,804          75,000                    14,000               10,914
                                       1998               36,472           1,667                        --                1,500


                           (footnotes on next page)

         (1) Neither Mr. Paulson nor Mrs. Paulson is paid any salary. The amounts included in the "Salary" column for Mr. Paulson consist of amounts paid contingent upon the completion of PIC's corporate finance transactions and a percentage of the profit in PIC's investment account. The mounts included in "Salary" for Mrs. Paulson consists of retail commissions from Mrs. Paulson's service as a registered representative of PIC. The amounts included in "Salary" for Mr. Davis are retail commissions from Mr. Davis's service as a registered representative of PIC as well as a salary of $37,800 in 2000 and $36,000 per year in 1999 and 1998. No Named Executive Officer received any perquisites or other personal benefits the aggregate amount of which exceeded the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for 2000 in the Summary Compensation Table.

         (2) Bonus amounts are based upon a percentage (fixed by the Board of Directors) of a bonus pool based upon profits, if any. The Board has authorized 15 percent of PIC's pretax income up to $1 million and 10 percent of pretax income thereafter to be placed into the bonus pool. For 1998, the bonus pool calculation was $20,000. For 1999, the bonus pool calculation was $1,354,336, but the Board of Directors reduced actual bonus payments to officers and directors to $1,050,000. For 2000, the bonus pool calculation was $447,078, but the Board of Directors reduced actual bonus payments to officers and directors to $400,000.

         (3) Amounts shown for 2000 include contributions of $1,500 for each of the Named Executive Officers relating to PIC's match of employee contributions of $1,500 pursuant to PIC's 401(k) retirement plan. Amounts shown for 1999 include a contribution of $1,500 for Mrs. Paulson relating to PIC's match of employee contributions pursuant to PIC's 401(k) retirement plan. Amounts shown for 1998 include contributions of $1,500 for each of Messrs. Paulson and Davis and Mrs. Paulson relating these matching contributions. Amounts shown for 2000 include contributions of $12,556 for each of Mr. Paulson and Mr. Davis and $7,408 for Mrs. Paulson to PIC's tax qualified profit sharing plan. Amounts shown for 1999 include contributions of $30,000 for each of Mr. Paulson and Mr. Davis and $9,414 for Mrs. Paulson to PIC's tax qualified profit sharing plan. There was no profit sharing contribution for 1998. The profit sharing plan provides for annual contributions at the discretion of PIC's board of directors which are allocated to participants' accounts in proportion to their compensation. Of the amount allocated to an individual, 20 percent, 40 percent, 60 percent, 80 percent and 100 percent is vested after two, three, four, five and six years of service, respectively. In the event of death, retirement at or after age 59, or termination of employment because of disability, the participant immediately becomes entitled to 100 percent of his or her account. No portion of the Company's contributions to the plan became vested during fiscal 2000 with respect to any executive officer or director. Retirement benefits are based on the investment performance of each participant's account under the plan. There was no other annual compensation, restricted stock awards, or long term incentive plan payouts during the periods shown. Any amounts representing the net gain received from the exercise of underwriter warrants allocated to Mr. Paulson, based upon the difference in the price of the security on the date of the exercise of the warrant and the exercise price of the warrant, are included in the table above. In 2000, this gain was $2,774,150. There was no net gain in 1999 or 1998. Underwriter warrants are received by PIC upon the completion of corporate finance transactions for its clients.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

         No stock options were granted to the Named Executive Officers pursuant to the Company's 1999 Stock Option Plan during the year ended December 31, 2000.

         Unless otherwise determined by the Board of Directors, in the event the employment of any optionee by the Company or a subsidiary terminates by retirement or for any reason other than because of death or physical disability, the term of any exercisable option shall end not later than three months after the date of the termination of employment.

                      DECEMBER 31, 2000 OPTION VALUE TABLE

         Shown below is information with respect to the unexercised options to purchase the Company's common stock granted under the Company's 1999 Stock Option Plan to the Named Executive Officers. None of the Named Executive Officers exercised any stock options during 2000.



---------------------------- ---------------------------------------------- ---------------------------------------------
                                Number of Shares Underlying Unexercised      Value of Unexercised In-the-money Options
                                          Options at 12/31/00                               at 12/31/00
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
           Name                   Exercisable           Unexercisable            Exercisable           Unexercisable
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Chester Paulson                             14,000            0                  $10,062.00                  0
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Glen Davis                                  14,000            0                  $13,125.00                  0
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Jacqueline Paulson                          14,000            0                  $13,125.00                  0
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------


The options in the table above were granted on August 16, 1999. The closing price of the Company's common stock, as reported on the Nasdaq stock market, was $4.4375 on August 16, 1999 and $5.1562 on December 31, 2000.

                                OPTION EXERCISES

         There were no stock options exercised during 2000 by any of the Named Executive Officers.


         The Company has no employment agreements with any of its executive officers.


         COMPENSATION OF DIRECTORS. Through 1999, the Company paid its directors and certain officers invited to the meetings of the Board of Directors $500 per meeting, up to a maximum of six meetings per year, payable in Common Stock of the Company based upon the stock price on the day prior to the meeting. This arrangement also covered participants at meetings of the board of directors of any subsidiary of the Company. Seven members of the Board of Directors, two officers of PIC and one non-officer director of PIC were issued a total of 1,783 shares in 1999 (1,020 shares at $4.875 and 763 at $4.625).
Messrs. Paulson, Davis and LaMear and Mrs. Paulson each received 211 shares and directors and executive officers as a group received 1,477 shares. With the adoption of the 1999 Stock Option Plan, the Company did not issue stock with respect to directors meetings in 2000 and does not anticipate issuing stock with respect to directors meetings in future years.

                            I. ELECTION OF DIRECTORS

         The Board of Directors has nominated and recommends the election of each of the nominees set forth below in the table as a director to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Company.




                        NAME, AGE, PUBLIC DIRECTORSHIPS                             DIRECTOR
               AND PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                       SINCE


Chester L.F. Paulson,  Age 65                                                          1970
President of the Company; Director of Corporate Finance of PIC

Jacqueline M. Paulson, Age 62                                                          1976
Secretary-Treasurer of the Company; Secretary-Treasurer
of PIC

Glen Davis, Age 45                                                                     1999
President of PIC since 2/98 (Senior Vice President of PIC
prior to 2/98)

Shannon P. Pratt, Age 67                                                               1998
Managing Director, Founder--Willamette Management Associates, a business valuation firm

Paul Shoen, Age 44                                                                     1998
Chairman of the Board of Directors and Chief Executive Officer of
Panetechnicon Aviation, an operator and lessor of aircraft; private investor;
Director--AMERCO, the parent company of U-Haul Trucking Rental from 2/97 to
8/98

John Westergaard, Age 69                                                               1998
Publisher/Editor of Westergaard Online Systems, Inc., an Internet publisher of financial "webzines"



         If any nominee becomes unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board of Directors, unless the board reduces the number of directors.

         If a quorum of shareholders is present at the annual meeting, the seven nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors.

      Chester L.F. Paulson and Jacqueline M. Paulson are husband and wife.


         Two companies affiliated with John Westergaard, Westergaard.com, Inc. ("WCI") and its wholly owned subsidiary Westergaard Broadcasting Network.com, Inc. ("WBN"), are each subject to court orders enjoining them from violating Section 17(b) of the Securities Act of 1933 (the "Act") by describing a security, though not purporting to be offering such security for sale, for consideration received or to be received without disclosing the receipt of such consideration and its amount. These orders were issued pursuant to a complaint filed by the Securities and Exchange Commission against Mr. Westergaard, WCI and WBN alleging that they violated Section 17(b) of the Act by disseminating favorable information regarding certain small-cap, publicly traded companies without adequately disclosing that the companies were paying for such coverage. Mr. Westergaard is also alleged to have violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder by these same activities. At the time of the alleged misconduct, Mr. Westergaard was the majority shareholder as well as the Chairman, Publisher and Editorial Director of WCI and the Chairman of WBN. No order, judgment or decree has been entered against Mr. Westergaard.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors has an audit committee. The audit committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with its independent accountants on the accounting principles and auditing practices used for its financial statements and makes recommendations to the board of directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The current members of the audit committee are Mr. Westergaard, Dr. Pratt and Mr. Shoen. The Board of Directors and the audit committee believe that the audit committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

         The Board of Directors held four meetings during 2000 and the audit committee held two meetings. Each current director attended, in person or by teleconference, at least 75 percent of the aggregate of (i) the total number of meetings of the board, and (ii) the number of meetings held by all the committees of the board on which he served.

         The Board of Directors does not have executive, compensation or nominating committees.

                             AUDIT COMMITTEE MATTERS

         The Board of Directors has approved and adopted an Audit Committee Charter, a copy of which is attached to this Proxy Statement as APPENDIX A.

REPORT OF THE AUDIT COMMITTEE

         In connection with our audited financial statements for 2000, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the board of directors, and the board of directors has approved, that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                   Shannon P. Pratt
                                   Paul Shoen
                                   John Westergaard

PRINCIPAL ACCOUNTING FIRM FEES

         We incurred the following fees for services performed by our principal accounting firm, Grant Thornton LLP, in 2000:



         Audit fees                         $ 54,100 (1)
         Financial information
                  systems design and
                  implementation fees       $      0 (2)
         All other fees                     $ 30,290 (2)(3)

         Total                              $ 84,390



         (1) Fees for the audit of our annual financial statements for 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2000 were $54,100, of which an aggregate amount of $4,700 has been billed through December 31, 2000.

         (2) The Audit Committee has considered whether the provision of the services covered by these fees is compatible with maintaining the principal accountant's independence.

         (3) Represents the aggregate fees billed for all other services rendered by Grant Thornton LLP for 2000.

                               III. OTHER MATTERS

          At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting.

                             INDEPENDENT ACCOUNTANTS

         Grant Thornton LLP audited the Company's consolidated financial statements for the year ended December 31, 2000 and has been selected to audit the Company's consolidated financial statements for 2001. Representatives of Grant Thornton LLP will be at the annual meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10 percent of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and beneficial owners of more than 10 percent of the common stock are required by SEC regulation to furnish the Company with copies of all section 16(a) reports they file. Based solely on a review of such reports received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                             DISCRETIONARY AUTHORITY

         Although the Notice of Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         For this year's annual meeting of shareholders, if notice of a shareholder proposal to be raised at the annual meeting of shareholders is received at the principal executive offices of the Company after the date 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the 2001 annual meeting, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2002 annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after March 22, 2002, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered for inclusion in proxy materials for the Company's 2002 annual meeting must be received at the principal executive offices of the Company no later than January 11, 2002. To be eligible for inclusion in the 2002 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY STOCKHOLDER, THE COMPANY WILL MAIL, AT NO CHARGE TO THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO:

                  JACQUELINE M. PAULSON, SECRETARY
                  PAULSON CAPITAL CORP.
                  811 SW NAITO PARKWAY, SUITE 200
                  PORTLAND, OREGON 97204

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                         By order of the Board of Directors


                                         Jacqueline M. Paulson
                                         Secretary

Portland, Oregon
May 11, 2001

                                   APPENDIX A

                              PAULSON CAPITAL CORP.

                             AUDIT COMMITTEE CHARTER


         The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring the integrity of the financial statements of the Company and the independence and performance of the Company's external auditors. The Audit Committee has the responsibilities and powers set forth in this Charter, but it is the responsibility of management of the Company and the independent auditor, not the Audit Committee, to plan or conduct audits and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and other applicable standards. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

         The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market or of any exchange on which the Company's securities are listed for trading.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

         2. Meet periodically, but no less than once per year, with management and the independent auditor to:

             (a) Review the annual audited financial statements, including major issues regarding accounting and auditing principles and practices and the adequacy of internal controls that could significantly affect the Company's financial statements.

             (b) Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

             (c) Review the Company's major financial risk exposures and the steps management has taken to monitor and control the exposures.

             (d) Obtain reports from management and the independent auditor as to whether the Company and its subsidiaries are in conformity with applicable legal requirements.

             (e) Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         3. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

         4. Evaluate the performance of the independent auditor and recommend to the Board the appointment or replacement of the independent auditor. Receive confirmation from the independent auditor of its understanding that it is ultimately accountable to the Audit Committee and the Board.

         5.  Approve the fees to be paid to the independent auditor.

         6. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         7. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss these reports with the auditor, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor. Review and approve requests for any significant management consulting engagements to be performed by the independent auditor.

         8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         9. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. This review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         10. Review the internal audit function of the Company, including the independence and authority of its reporting obligations, and the qualification of the Company's internal audit staff. Meet with the Company's internal audit department representative to review the plan and scope of work of the internal audit staff and to monitor the progress of the plan.

         11. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's proxy statement for its annual meeting of shareholders.

         12. Review with the Company's general counsel, or other management personnel if there is no general counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         13. Meet at least annually with the chief financial officer and the independent auditor in separate sessions.

         14. Perform any other oversight or special investigatory functions delegated by the Board of Directors.

         15. Make regular reports to the Board.

                    PAULSON CAPITAL CORP.--REVOCABLE PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF PAULSON CAPITAL CORP.

         THE UNDERSIGNED stockholder(s) of PAULSON CAPITAL CORP. (the "Company"), 811 SW Naito Parkway, Portland, Oregon 97204, hereby appoints Chester L.F. Paulson and Jacqueline M. Paulson as their designees and each of them, with full powers of substitution, proxies of the undersigned to cast all votes which undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held June 12, 2001 at 2:00 p.m. (PDT) in the third-floor conference room at the Company's offices, and all adjournments thereof, with all powers undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

Item 1. ELECTION OF DIRECTORS. List of Nominees: Chester L.F. Paulson, Jacqueline M. Paulson, Glen Davis, Shannon P. Pratt, Paul F. Shoen, John Westergaard

[ ] For all nominees [ ] Withhold all nominees
[ ] Withhold nominees indicated:
                                ----------------------------------

         The Board of Directors recommends a vote FOR all nominees.


         The Company knows of no other business to come before the meeting. THE PROXY HOLDERS INTEND TO VOTE FOR THE DIRECTORS UNLESS THIS PROXY IS MARKED TO THE CONTRARY. If any other business comes before the meeting, this Proxy will be voted in accordance with the judgment of the Proxy Holders. This Proxy will be used only at the June 12, 2001 Annual Meeting or any adjournment(s) thereof.

         Undersigned hereby acknowledge(s) receipt of the accompanying Notice of Annual Meeting and Proxy Statement dated May 11, 2001 prior to signing this Proxy. Please sign, date and return this proxy in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.

-----------------       ---------------------------   -----------------------
     Date                        Signature                  Signature